UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Funds

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Mutual Fund Select Group

J.P. Morgan Mutual Fund Select Trust

J.P. Morgan Series Trust

One Group Mutual Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 23, 2004

Q&A for Combined Proxy Statement/Prospectus (Form N-14)

November 2004 Shareholder Mailings for Merging Mutual Funds

1.      Why are proxy materials being sent to shareholders?

The materials are being mailed to shareholders in preparation for the upcoming special shareholder meetings concerning the integration of the JPMorgan and One Group mutual fund complexes and the merger of certain mutual funds.

2.      Why is so much material being sent to shareholders?

The materials are required by securities laws in preparation for the special shareholder meetings.

The amount of materials being sent to each shareholder depends on the specifics of their account and their holdings. A shareholder could receive as few as one package of materials. Or, in accounts with a broader range of One Group and JPMorgan Funds investments, shareholders could be receiving several packages.

It is extremely important that shareholders review the materials carefully and vote the proxy card(s) included in each package. In some instances due to the benefit of householding (consolidating like materials by shareholder identification), there may be more than one proxy voting card in each package. The householding process eliminates duplicate copies of the materials where possible and permitted by law. All proxy cards should be voted. Each proxy card represents a specific portion of the shareholder’s total investments.

3.      What proposals are addressed in the combined proxy statement/prospectus (Form N-14)?

There are five separate Form N-14s being mailed. Remember the N-14s concern the merging of individual mutual funds. The following chart summarizes the each of five separate Form N-14s.

Material title	Funds affected	Proposal for shareholder vote
Form N-14 for One Group variable NAV funds being merged into JPMorgan funds	Diversified Equity Fund Balanced Fund Intermediate Tax-Free Bond Fund Diversified International Fund Health Sciences Fund	1 proposal to approve: • Agreements and Plans for Reorganization
Form N-14 for One Group money market funds being merged into JPMorgan funds	Treasury Only Money Market Fund Institutional Prime Money Market Fund	• Agreements and Plans for Reorganization
Form N-14 for JPMorgan variable NAV funds being merged into One Group funds	Bond Fund II U.S. Treasury Income Fund Tax-Free Income Fund Equity Income Fund Equity Growth Fund Small Cap Growth Fund U.S. Small Company Opportunities Fund	• Agreements and Plans for Reorganization

Form N-14 for JPMorgan money market funds being merged into One Group funds (also 1 One Group money market fund)	Liquid Assets Money Market Fund Treasury Plus Money Market Fund U.S. Government Money Market Fund One Group U.S. Government Securities Money Market Fund	• Agreements and Plans for Reorganization
Form N-14 for JPMorgan funds merging into another JPMorgan fund	Strategic Income Fund Global 50 Fund	• Agreements and Plans for Reorganization

4.      What happens if the shareholders do not vote their proxy?

The Boards of Trustees for both the One Group and JPMorgan Funds recommend a positive vote on all proposals. If a shareholder does not vote his or her proxy (proxies), they will not have taken advantage of the opportunity to determine the outcome of the proposals.

5.      What happens if proposals are not approved by shareholders?

While the Boards of both Fund complexes are recommending a vote “FOR” all proposals presented in the proxy materials, the possibility of a negative shareholder vote exists. The documents included in each of the shareholder proxy mailings, address these possibilities in detail. Since it is very detailed information, please refer to those materials.

6.      How will a shareholder in a merging fund be affected?

If approved by a shareholder vote of a merging fund, the assets of that fund will be combined with those of a corresponding fund. Following the merger, shareholders will receive shares of the corresponding fund that in total are equal in total dollar value to the shares of the fund they owned immediately prior to the merger.

7.      Are One Group Funds being merged into JPMorgan Funds as well as JPMorgan Funds merged into One Group Funds?

Yes. There are 19 fund mergers affecting 40 funds.

■	Some One Group Funds are merging into a corresponding JPMorgan Fund;
■	Some JPMorgan Funds are merging into a corresponding One Group Fund; and
■	Some JPMorgan Funds are merging into other JPMorgan Funds.
■	Security Capital U.S. Real Estate Shares is merging into One Group Real Estate Fund (which will start operation at time of merger)

As part of the merger, the surviving funds, in several instances, will be renamed.

8.      What funds are merging?

This table shows those funds that will be merged — pending shareholder approval — in February 2005. For more detailed information, please refer to the Proxy material mailed to you in November 2004. There are 19 fund mergers affecting 40 funds.

ACQUIRED FUNDS		ACQUIRING FUNDS	SURVIVING FUND NAME
Domestic Equity Funds
JPMorgan U.S. Small Company Opportunities JPMorgan Small Cap Growth Fund	merges with and into	One Group Small Cap Growth Fund	JPMorgan Small Cap Growth Fund
One Group Diversified Equity Fund	merges with and into	JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan Equity Growth Fund	merges with and into	One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
JPMorgan Equity Income Fund	merges with and into	One Group Equity Income Fund	JPMorgan Equity Income Fund
International Equity Funds
JPMorgan Global 50 Fund	merge with and into	JPMorgan Fleming International Opportunities Fund	JPMorgan International Opportunities Fund
One Group Diversified International Fund	merges with and into	JPMorgan Fleming International Equity Fund	JPMorgan International Equity Fund
Special Equity Funds
One Group Balanced Fund	merges with and into	JPMorgan Diversified Fund	JPMorgan Diversified Fund
Security Capital U.S. Real Estate Shares	merges with and into	One Group Real Estate Fund	JPMorgan U.S. Real Estate Fund
One Group Health Sciences Fund	merges with and into	JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund
Taxable Fixed Income Funds
JPMorgan U.S. Treasury Income Fund	merges with and into	One Group Government Bond Fund	JPMorgan Government Bond Fund
JPMorgan Bond Fund II	merges with and into	One Group Bond Fund	JPMorgan Core Bond Fund
JPMorgan Strategic Income Fund	merges with and into	JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund
Tax Free Fixed Income Funds
One Group Intermediate Tax-Free Bond Fund	merges with and into	JPMorgan Intermediate Tax Free Income Fund	JPMorgan Intermediate Tax Free Bond Fund
JPMorgan Tax Free Income Fund	merges with and into	One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
Money Market Funds
One Group Treasury Only Money Market Fund	merges with and into	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Treasury Plus Money Market Fund	merges with and into	One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Government Money Market Fund One Group U.S. Government Securities Money Market Fund	merges with and into	One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
JPMorgan Liquid Assets Money Market Fund	merges with and into	One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group Institutional Prime Money Market Fund	merges with and into	JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

9.      What class of shares will shareholders be receiving?

Upon merger completion, shareholders of Classes A, B and C shares of One Group Mutual Funds (non money market) will receive A, B, and C shares, respectively, of the corresponding surviving JPMorgan Funds. Shareholders of Class I (to be renamed Select Class) shares of One Group Mutual Funds will receive Select Class shares of the corresponding surviving JPMorgan Funds.

JPMorgan Fund (non money market) shareholders will receive corresponding shares of the acquiring One Group Fund.

Shareholders of money market funds should refer to the proxy materials for information on the specific class of shares they receive.

10.    Is there any overlap of funds in the new fund complex?

A review of both fund families was undertaken to identify any overlap or duplication of product offerings from both the One Group Mutual Funds and JPMorgan Funds – proposing fund mergers where appropriate. Some criteria used in the review were to determine that the investment objectives, investment policies, investment strategies and investment restrictions of the merging funds were compatible. The Boards of Trustees approved the proposed merger of certain funds at Board of Trustee meetings held in August 2004 after determining that the merger of the funds would be in the best interests of the funds’ shareholders.

11.    Will portfolio management of the merging funds change?

Yes, in certain instances. In most cases, the surviving fund after the proposed merger is completed will continue to be managed by the same portfolio management professionals.

12.    What will shareholders receive to confirm the completion of the merger of the funds?

Upon approval of shareholders, the merger of the funds is expected to occur on February 19, 2005. A confirmation statement will be mailed on or about February 22, 2005 to shareholders who own funds that were merged on February 19, 2005.

13.    Will the reorganization change fees charged to shareholders?

The reorganizations themselves will not affect the contractual fees to be paid by the One Group or the JPMorgan Funds. However, other components of the integration efforts approved by the Boards of One Group Mutual Funds and the JPMorgan Funds in August 2004 will result in changes to the fees for both the JPMorgan Funds and the One Group Mutual Funds.

14.    Will shareholders have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the reorganization?

No. The full value of shares will be exchanged for shares of the indicated class of the corresponding funds without any sales load, commission, redemption fee, or other transactional fee being imposed. Banc One Investment Advisors and JPMorgan Investment Management will bear all of the expenses of both funds in connection with the reorganization, except for brokerage fees and brokerage expenses associated with the reorganization.

15.    Will shareholders have to pay any federal income taxes as a result of the reorganization?

Each transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming a reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of these transactions. As a condition to the closing of each transaction, each One Group Fund or JPMorgan Fund will receive an opinion of legal counsel to the effect that the reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

Shareholders should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts.

16.    Will the proposed merger of certain One Group funds impact the promised restitution payments to shareholders under the settlement with the SEC and the New York Attorney General’s office?

Absolutely not. The One Group commitments hold firm.

Investors should carefully read the Fund prospectus, which includes information on the Fund’s investment objectives, risk, as well as charges and expenses along with other information before investing or sending money. To receive a JPMorgan Fund prospectus please call the JPMorgan Funds Service Center at 1-800-348-4782. To receive a One Group Fund prospectus please call the One Group Fund Services Center at 1-800-480-4111. Please read carefully before investing or spending money.

JPMorgan Funds are distributed by JPMorgan Fund Distributors, Inc. One Group Mutual Funds and Security Capital Real Estate Mutual Funds Incorporated are distributed by One Group Dealer Services, Inc., which is a subsidiary of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the fund. JPMorgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include J.P. Morgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High Yield Partners, LLC, Security Capital Research & Management Incorporated, and J.P. Morgan Alternative Asset Management, Inc.